KNOWLEDGE DISCIPLINE SERVICE CHOICE

Industrial Income
Fund

YOU SHOULD KNOW WHAT INVESCO KNOWS (R)

A no-load mutual fund seeking current income with capital growth as an additional factor

SEMI-
ANN
UAL

INVESCO

SEMIANNUAL REPORT   December 31, 1998

INVESCO INDUSTRIAL
INCOME FUND
AVERAGE ANNUAL TOTAL RETURN
PERIOD ENDING 12/31/98*

1 year                                        14.13%
-----------------------------------------------------
5 years                                       15.57%
-----------------------------------------------------
10 years                                      16.82%

"THE COMING YEAR
MAY BRING
ITS OWN SET OF
SURPRISES - AND
SURPRISE
REMAINS THE
BEST ARGUMENT
FOR ASSET
DIVERSIFICATION" -
PAGE 4

The line graph illustrates the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the 10-year period ended 12/31/98. The chart and other total return figures cited reflect the fund's operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)*

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in the INVESCO Industrial Income Fund to the value of a $10,000 investment in the Lehman Government/Corporate Bond and S&P 500 Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the ten year period ended 12/31/98.

*Total return figures include reinvested dividends and capital gain distribu-tions. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

Your Fund's Performance: A Report from the Managers
-------------------------------------------------------------------------------
Dear Shareholders:

We know that many of you, as long-term investors, try to look past short-term swings in the market and focus on its longer-term movements. We're also sure this became nearly impossible to do in late summer, when nearly every newscast led off with the story of an impending global economic catastrophe.

The news turned considerably brighter, of course, later in the year. The run-up in the markets from October 8th to just before Thanksgiving rivaled the plunge from August to September. At the same time, the number of investors wondering why they did not "get out" of stocks in July was soon dwarfed by the number pondering why they did not "get in" in early October-- highlighting the extreme difficulty of timing the market.

As an investor in INVESCO Industrial Income Fund, you had a total return of 4.00% over the six months ended December 31, 1998. The fund's return lagged those of the S&P 500, which was up 9.22% over the same period, and of the Lehman Government/Corporate Bond Index, which increased 5.09%. On the other hand, we are pleased to report that your fund's returns for the year ending 12/31/98, 14.13% exceeded the average return of the equity-income funds tracked by independent mutual fund analyst Lipper Analytical Services, Inc., which rose 10.89%. (Of course, past performance is not a guarantee of future results.)*

A New Nifty Fifty?

When comparing these returns to those of the S&P 500, many investors may wonder why they did not concentrate their assets in the stocks of the large companies found on that index. It is helpful to remember that the performance of many of the largest companies' stocks over the past several years has been truly extraordinary. This has been true not only on an absolute basis, but also on a relative one: Large-capitalization stock indexes such as the S&P 500 and the Dow have dramatically outperformed those for other classes of investments.

In part, INVESCO Industrial Income Fund has benefited from this remarkable performance, and many of the fund's investments in leading companies have done well in this unusual market. Technology holdings have continued to outperform the broader indexes, as investors remain optimistic about the new frontiers opened by the Internet and other recent advances. Health care stocks have also done well, driven in large part by profits from new drugs and increasing demand from an aging population. Some investment professionals have begun speaking of a new "nifty fifty," a select group of high-flying stocks similar to the one that drew admirers in the early 1970s.

On the other hand, many of the traditional, dividend-paying strongholds in our portfolio have lagged these superstar stocks. Large multinational and financial stocks especially suffered as a result of the global turmoil. The consumer and industrial sectors also declined as many economists began to warn of slower growth in the coming year. Favorable economic news late in the year helped these stocks, but they did not manage to catch up with their favored peers. Other holdings in our fund, such as those in energy companies, languished throughout the last half of the year as world commodity prices remained at very low levels.

It is important to keep in mind, however, that many of the established companies that did not appreciate as much as we might have hoped continued to pay us solid dividends, helping the fund earn current income.

Bonds: A Premium on Risk
The panic that gripped financial markets in the late summer resulted in a predictable "flight to quality," leading investors into Treasury securities and other very secure bonds. Combined with the Federal Reserve's rate cuts, this brought yields on such bonds to very low levels.

These forces had a more unsettled effect on our fund's corporate bond holdings, however. The same flight to quality discouraged investments in higher-yield bonds. The "yield spread" between high- and low-risk bonds widened to levels not seen in years, indicating that investors are extremely wary in this uncertain global economic environment. On a longer-term basis, however, we believe this has made higher-yield bonds very attractively priced.

We will continue to use our flexibility to invest in fixed-income securities when market conditions necessitate a more cautious approach.

Preparing for Change
In short, because the fund's holdings were diversified across different asset classes and investment strategies, its performance over the past six months was quite good, but not extraordinary.

The coming year may well bring a duplication of the unusual patterns that marked this past one. Certainly, many analysts have been proved wrong over the past few years in their assertions that large-company stocks would soon end their remarkable winning streak.

It is well to keep in mind, however, that the coming year may bring its own set of surprises--and surprise remains the best argument for asset diversification. While we will continue investing in the growth companies remaking the economy, we also plan to maintain our focus on dividend-paying stocks and the flexible use of fixed-income obligations. In the past, this strategy has served the fund well during flat or declining markets, while also allowing us to profit from growing ones.

We look forward to reporting to you on our progress in six months.

/s/ Charles P. Mayer                            /s/ Donovan J. Paul
------------------------                        ------------------------------
CHARLES P. MAYER                                DONOVAN "JERRY" PAUL
SENIOR VICE PRESIDENT                           SENIOR VICE PRESIDENT

*Total return figures include reinvested dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

The S&P 500 is an unmanaged index that reflects performance of the broad stock market, while the Lehman Government/Corporate Bond is an unmanaged index considered representative of the broad fixed-income markets.

FUND MANAGERS

CHARLES P. MAYER (Equity) Senior Vice President,  INVESCO Funds Group.  BA,
St. Peter's College; MBA, St. John's University. Began investment career in 1969. Joined INVESCO in 1993. Has managed this fund since 1993.

Donovan J. (Jerry) Paul, CFA, CPA (Fixed-Income) Senior Vice President, INVESCO Funds Group. BBA, University of Iowa; MBA, University of Northern Iowa. Began investment career in 1976. Joined INVESCO in 1994. Has managed

INVESCO     Semiannual Report December 31, 1998
Moving Forward
------------------------------------------------------------------------------

Market Headlines:
July-December 1998
The latter half of 1998 was a period few market veterans will soon forget. Just when the danger seemed to have passed, the tidal wave of the Asian economic crisis finally pounded American shores in late summer, swamping financial markets. Wall Street's sense of gloom deepened as the headlines warned of one global economic calamity after another: Russian loan default, the ominous near-collapse of a prominent hedge fund tumbling currencies in Latin America, and a perilous banking situation in Japan.

Following the gut-wrenching declines, however, the markets began an equally dizzying rebound in October. A series of three interest-rate cuts by the Fed, along with those of other central banks, pumped liquidity and confidence into the international financial system. Despite profit warnings from large multinational corporations, investors began to focus on the many sectors of strength within the American economy: robust consumer spending, low interest rates and unemployment, and subdued inflation.

The mixed economic picture resulted in mixed market performance, as the technology-and health care-heavy S&P 500 index outperformed the industrial-oriented Dow, large-cap stocks continued to be favored over small-cap issues, and yield spreads widened to favor low-risk bonds substantially. * By the end of the year, many investors enjoyed another round of sizeable gains, but few could avoid a sense of trepidation as 1999 approached.

*The S&P 500 is an unmanaged index that reflects  performance of the broad stock
market,   while  the  Dow  Jones  Industrial  Average  reflects  performance  of large-capitalization stocks.

A REVIEW AND STRATEGY
SESSION WITH CHARLES MEYER
AND JERRY PAUL

Charlie, could you discuss a couple of stocks you've recently added to the portfolio?

CM: We have concentrated much of our buying on the technology sector, which helped us a good deal toward the end of the year. Semiconductor makers such as Intel and Altera had some very attractive valuations after the late summer selloff, as investors worried about their multinational exposure, especially to Asia.

But their earnings have remained strong, and signs of life in Asian economies should help these stocks rebound even further.

What have you sold?

CM: The flip-side of our technology buying has been the reduction in our exposure to domestic-oriented stocks. These were attractive holdings last summer, when the global economy appeared on the brink. As Asia seemed to gain a foothold, and growth in the American economy threatened to slow in 1999, some retail and financial stocks became less attractive to us.

What were some of the surprises last year--both good and bad ones?

CM: The depth of the doldrums in the energy sector took us by surprise--energy stocks and commodity prices just have not responded to the early signs of strength in the global economy. The positive surprise has been the continued power of the consumer and health care sectors. Along with most economic forecasters, we have been pleasantly surprised by the continued strength of the consumer-driven American economy.

Jerry, you use a "value-oriented bond management style." What is it, and how does it affect your performance relative to other bond funds?

JP: Let me tell you first what it's not: I don't try to anticipate interest rates. Some bond fund managers can have a great year, of course, when they happen to guess the direction and magnitude of interest-rate changes correctly--but they might have a horrible year the next time around. We try to use a strategy that it consistent and repeatable.

Basically, that strategy relies on finding bonds that are undervalued, those that buyers will look at more favorably in the future. Perhaps the issuer will be merged into a larger, more profitable company, for example, instantly improving its credit rating. We look for investment themes that will help us identify these companies. When we find them, I think of it as throwing a long bomb in a football game because the price of our bonds can increase substantially. Of course, we also look for shorter-term trading opportunities, which provide our short yardage.

The fund owns many utility industry bonds. Why are they attractive?

JP: Utility deregulation has been one of our more lucrative themes. As part of the utility deregulation process, some states have enacted legislation that helps power companies deal with underperforming assets. We find those companies and watch as their balance sheets improve, boosting their credit rating and the prices of their bonds.

Have you recently adjusted the mix between equities and bonds, and on what basis do you make that decision?

CM: Our approach is fairly straightforward: We simply keep our eyes out for good deals on stocks, and buy more when valuations appear attractive. At the same time, we are conscious of our fixed-income holdings allow us to moderate the risk in the portfolio when valuations appear excessive or when we anticipate market volatility.

Keep in mind that we actively manage this fund, so allocations as well as specific holdings will change over time.

Year 2000 Computer Issue.

Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the Funds could be adversely affected.

In addition, the markets for, or values of, securities in which the Funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the Funds' investments.

TEN LARGEST COMMON STOCK HOLDINGS

INVESCO Industrial Income Fund, Inc.
December 31, 1998
UNAUDITED

DESCRIPTION                                                        VALUE
-------------------------------------------------------------------------------
Kansas City Southern Industries                                 $ 162,318,750
Bank of New York                                                  161,000,000
General Electric                                                  142,887,500
US WEST                                                           129,250,000
Bell Atlantic                                                     116,600,000
Merck & Co                                                        103,381,250
International Business Machines                                   101,612,500
Dayton Hudson                                                     100,677,150
Anheuser-Busch Cos                                                 91,875,000
Texas Instruments                                                  89,840,625

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES

INVESCO Industrial Income Fund, Inc.
December 31, 1998
UNAUDITED

                                               SHARES
                                          OR PRINCIPAL
DESCRIPTION                                     AMOUNT                VALUE
-------------------------------------------------------------------------------
76.50 COMMON STOCKS
0.97  AEROSPACE & DEFENSE
      Northrop Grumman                         650,000             $ 47,531,250
===============================================================================
1.16  AUTOMOBILES
      Ford Motor                               800,000               46,950,000
      General Motors Class H/(a)/              250,000                9,921,875
===============================================================================
                                                                     56,871,875

6.63  BANKS
      Bank of New York                       4,000,000              161,000,000
      Chase Manhattan                          500,000               34,031,250
      Fleet Financial Group                  1,376,000               61,490,000
      Mellon Bank                            1,000,000               68,750,000
===============================================================================
                                                                    325,271,250

1.87  BEVERAGES
      Anheuser-Busch Cos                     1,400,000               91,875,000
===============================================================================
0.42  CHEMICALS
      Olin Corp                                725,000               20,526,562
===============================================================================
1.46  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      Motorola Inc                           1,175,000               71,748,438
===============================================================================
5.14  COMPUTER RELATED
      Compaq Computer                        1,000,000             $ 41,937,500
      EMC Corp(a)                              300,000               25,500,000
      International Business Machines          550,000              101,612,500
      Microsoft Corp(a)                        600,000               83,212,500
===============================================================================
                                                                    252,262,500

                                               SHARES
                                          OR PRINCIPAL
DESCRIPTION                                     AMOUNT                VALUE
-------------------------------------------------------------------------------

0.89  CONGLOMERATES
      Textron Inc                              575,000               43,664,063
===============================================================================
3.83  ELECTRICAL EQUIPMENT
      Emerson Electric                         750,000               45,375,000
      General Electric                       1,400,000              142,887,500
===============================================================================
                                                                    188,262,500

3.97  ELECTRONICS -- SEMICONDUCTOR
      Altera Corp(a)                           556,300               33,864,762
      Intel Corp                               600,000               71,137,500
      Texas Instruments                      1,050,000               89,840,625
===============================================================================
                                                                    194,842,887

1.22  EQUIPMENT -- SEMICONDUCTOR
      Applied Materials(a)                   1,400,000               59,762,500
===============================================================================
5.16  FOODS
      General Mills                          1,000,000               77,750,000
      Heinz (H J) Co                         1,192,000               67,497,000
      Kellogg Co                             1,600,000               54,600,000
      Quaker Oats                              900,000               53,550,000
===============================================================================
                                                                    253,397,000

0.29  GOLD & PRECIOUS METALS MINING
      Newmont Mining                           799,050               14,432,841
===============================================================================
7.77  HEALTH CARE DRUGS -- PHARMACEUTICALS
      American Home Products                   600,000               33,787,500
      Bristol-Myers Squibb                     450,000               60,215,625
      Lilly (Eli) & Co                         600,000               53,325,000
      Merck & Co                               700,000              103,381,250
      SmithKline Beecham PLC Sponsored ADR
        Representing 5 Ord Shrs                800,000               55,600,000
      Warner-Lambert Co                      1,000,000               75,187,500
===============================================================================
                                                                    381,496,875

1.98  HEALTH CARE RELATED
      Arterial Vascular Engineering(a)         450,000               23,625,000
      Becton Dickinson                       1,200,000               51,225,000
      Medtronic Inc                            300,000               22,275,000
===============================================================================
                                                                     97,125,000

                                               SHARES
                                          OR PRINCIPAL
DESCRIPTION                                     AMOUNT                VALUE
-------------------------------------------------------------------------------

0.95  HOUSEHOLD PRODUCTS
      Colgate-Palmolive Co                     500,000             $ 46,437,500
===============================================================================
 1.11 INSURANCE
      Allmerica Financial                      656,818               38,013,342
      CIGNA Corp                               212,100               16,397,981
===============================================================================
                                                                     54,411,323

0.01  INVESTMENT BANK/BROKER FIRM
      Omega Worldwide(a)                       132,625                  580,234
===============================================================================
1.17  LODGING -- HOTELS
      Hilton Hotels                          3,000,000               57,375,000
===============================================================================
1.78  MANUFACTURING
      AlliedSignal Inc                       1,970,000               87,295,625
===============================================================================
0.22  NATURAL GAS
      K N Energy                               300,000               10,912,500
===============================================================================
7.70  OIL & GAS RELATED
      Apache Corp                              900,000               22,781,250
      Atlantic Richfield                       750,000               48,937,500
      Chevron Corp                             600,000               49,762,500
      Conoco Inc Class A(a)                    700,000               14,612,500
      Exxon Corp                             1,200,000               87,750,000
      Halliburton Co                           898,500               26,618,062
      Royal Dutch Petroleum New York
        Registry 1.25 Gldr Shrs              1,000,000               47,875,000
      Schlumberger Ltd                         400,000               18,450,000
      USX-Marathon Group                       900,000               27,112,500
      Union Pacific Resources Group          1,200,000               10,875,000
      Unocal Corp                              800,000               23,350,000
===============================================================================
                                                                    378,124,312

0.74  PAPER & FOREST PRODUCTS
      Champion International                   500,000               20,250,000
      Fort James                               400,000               16,000,000
===============================================================================
                                                                     36,250,000
 0.59 PERSONAL CARE
      Gillette Co                              600,000               28,987,500
===============================================================================
3.89  RAILROADS
      Kansas City Southern Industries        3,300,000              162,318,750
      Norfolk Southern                         900,000               28,518,750
===============================================================================
                                                                    190,837,500
1.33  REAL ESTATE INVESTMENT TRUST
      Health & Retirement Properties
        Trust SBI                            1,200,000               16,875,000
      Health Care Property Investors           550,000               16,912,500
      Healthcare Realty Trust                  400,000                8,925,000

                                               SHARES
                                          OR PRINCIPAL
DESCRIPTION                                     AMOUNT                VALUE
-------------------------------------------------------------------------------
      Meditrust Corp Paired Certificates       500,800              $ 7,574,600
      Omega Healthcare Investors               500,000               15,093,750
===============================================================================
                                                                     65,380,850
4.64  RETAIL
      CVS Corp                                 700,200               38,511,000
      Dayton Hudson                          1,855,800              100,677,150
      Penney (J C) Co                          700,000               32,812,500
      Tandy Corp                             1,350,000               55,603,125
===============================================================================
                                                                    227,603,775
0.93  SAVINGS & LOAN
      Charter One Financial                  1,652,070               45,844,943
===============================================================================
7.81  TELEPHONE
      Bell Atlantic                          2,200,000              116,600,000
      GTE Corp                                 800,000               52,000,000
      SBC Communications                     1,600,000               85,800,000
      US WEST                                2,000,000              129,250,000
===============================================================================
                                                                    383,650,000

0.87  TOBACCO
      Philip Morris                            800,000               42,800,000
===============================================================================
      TOTAL COMMON STOCKS (Cost $2,328,073,689)                   3,755,561,603
===============================================================================
19.90 FIXED INCOME SECURITIES
0.71  US Government Obligations
      US Treasury Notes
       6.125%, 8/15/2007                  $ 17,200,000               18,796,383
       5.500%, 5/31/2003                  $ 15,500,000               15,994,062
===============================================================================
      TOTAL US GOVERNMENT OBLIGATIONS
       (Cost $33,273,208)                                            34,790,445
===============================================================================
1.22  US Government Agency Obligations
      Fannie Mae, Gtd Mortgage Pass-
       Through Certificates, 6.500%,
       7/1/2008                           $ 23,672,214               24,014,514
      Government National Mortgage
       Association I Pass-Through
       Certificates 7.000%, 12/15/2023    $ 35,048,591               35,878,188
===============================================================================
      TOTAL US GOVERNMENT AGENCY OBLIGATIONS
        (Cost $58,765,444)                                           59,892,702
===============================================================================
17.97 Corporate Bonds
 0.30 BROADCASTING
      EchoStar Communications, Gtd Sr
       Secured Discount Step-Up Notes,
       Zero Coupon(b) 6/1/2004             $ 5,000,000                5,125,000
      JCAC Inc, Sr Sub Notes, 10.125%,
       6/15/2006                           $ 6,000,000                6,690,000

                                               SHARES
                                          OR PRINCIPAL
DESCRIPTION                                     AMOUNT                VALUE
-------------------------------------------------------------------------------
      Telemundo Holdings, Sr Discount
       Step-Up Notes, Zero Coupon(b)(c),
       8/15/2008                           $ 5,250,000              $ 2,887,500
===============================================================================
                                                                     14,702,500

0.45  BUILDING MATERIALS
      USG Corp, Sr Notes, 8.500%,
       8/1/2005                           $ 21,093,000               22,226,749
===============================================================================
0.73  CABLE
      CF CABLE TV, Sr Secured 2nd
       Priority Notes 11.625%, 2/15/2005  $  2,750,000                3,052,500
      Continental Cablevision, Sr Deb
       9.500%, 8/1/2013                   $  6,925,000                8,245,361
      International Cabletel, Series A
       Sr Deferred Step-Up Notes Zero
       Coupon(b), 4/15/2005               $ 19,500,000               17,647,500
      NTL Inc, Sr Discount Step-Up Notes
       Zero Coupon(b)(c), 10/1/2008       $ 11,150,000                6,982,688
===============================================================================
                                                                     35,928,049

0.10  COMMUNICATIONS -- EQUIPMENT & MANUFACTURING
      Worldwide Fiber, Sr Notes(c)
       12.500%, 12/15/2005                $  5,000,000                5,050,000
===============================================================================
4.88  ELECTRIC UTILITIES
      Boston Edison, Deb
       8.250%, 9/15/2022                  $  4,750,000                5,229,170
       7.800%, 5/15/2010                  $  6,700,000                7,711,271
       7.800%, 3/15/2023                  $  4,560,000                4,852,058
      Carolina Power & Light, 1st Mortgage
       8.625%, 9/15/2021                  $  6,650,000                8,347,771
       8.200%, 7/1/2022                   $  2,000,000                2,166,114
      Cleveland Electric Illuminating
       1st  Mortgage,  Series B, 9.500%,
        5/15/2005                         $ 12,000,000               13,030,331
      Sr Secured Notes, Series D, 7.430%
       11/1/2009                          $  7,500,000                7,886,527
      Commonwealth Edison, 1st Mortgage,
       Series 86 8.375%, 9/15/2022        $  2,000,000                2,158,760
      Connecticut Light & Power,
       1st Refunding Mortgage,
       Series 94D, 7.875%, 10/1/2024      $ 10,850,000               11,354,806
      Consumers Energy, 1st Refunding
       Mortgage 7.375%, 9/15/2023         $ 10,700,000               11,192,467
      DQU-II Funding, Collateral Lease
       8.700%, 6/1/2016                   $ 17,403,000               19,686,273

      Detroit Edison
       1st Mortgage Medium-Term Notes,
        Series C 8.240%, 1/13/2023        $  5,600,000                6,222,272

                                               SHARES
                                          OR PRINCIPAL
DESCRIPTION                                     AMOUNT                VALUE
-------------------------------------------------------------------------------

       Secured Medium-Term Notes
        Series 92-D, 8.300%, 8/1/2022     $  11,000,000            $ 12,128,027
        Series C, 8.300%, 1/13/2023       $   5,000,000               5,551,550
        Series D, 8.310%, 8/1/2022        $   3,000,000               3,327,564
      El Paso Electric, 1st Mortgage,
       Series C 8.250%, 2/1/2003          $   5,000,000               5,275,000
      Gulf States Utilities, 1st
       Mortgage 8.700%, 4/1/2024          $   9,400,000              10,392,958
      Jersey Central Power & Light,
       1st Mortgage
        7.500%, 5/1/2023                  $   7,160,000               7,480,746
        6.750%, 11/1/2025                 $   7,750,000               7,730,198
      Massachusetts Electric, Medium-
       Term Notes Series R, 8.550%,
       2/7/2022                           $   5,000,000               5,591,665
      Metropolitan Edison, Secured
       Medium-Term Notes, Series B,
       8.150%, 1/30/2023                  $  19,950,000              21,769,737
      New York State Electric & Gas,
       1st Mortgage 8.300%, 12/15/2022    $   8,250,000               8,952,562
      Pacific Gas & Electric,  1st &
       Refunding  Mortgage
        Series 92B, 8.375%, 5/1/2025      $   3,905,000               4,325,416
        Series 93D, 7.250%,  8/1/2026     $  18,500,000              19,632,752
      Pennsylvania  Power,
       1st Mortgage
        8.500%,  7/15/2022                $   2,000,000               2,224,768
      Pennsylvania Power & Light,
       1st Mortgage
        8.500%, 5/1/2022                  $   6,600,000               7,254,178
        7.875%, 2/1/2023                  $   3,750,000               4,085,546
      Philadelphia Electric, 1st &
       Refunding Mortgage, 7.250%,
       11/1/2024                          $   7,972,000               8,284,980
      South Carolina Electric & Gas,
       1st Mortgage 8.875%, 8/15/2021     $   2,000,000               2,220,880
      Western Massachusetts Electric,
       1st Mortgage Series V, 7.750%,
       12/1/2002                          $   3,250,000               3,276,123
===============================================================================
                                                                    239,342,470

0.09  ELECTRICAL EQUIPMENT
      Alpine Group, Sr Secured Notes,
       Series B 12.250%, 7/15/2003        $   4,249,000               4,323,357
===============================================================================
0.13  ENTERTAINMENT
      Paramount Communications, Sr Deb
       8.250%, 8/1/2022                   $   5,800,000               6,161,003
===============================================================================
0.31  GAMING
      Grand Casinos, Gtd 1st Mortgage
       Notes 10.125%, 12/1/2003           $   9,250,000              10,082,500
      Players International, Sr Notes
       10.875%, 4/15/2005                 $   4,750,000               5,094,375
===============================================================================
                                                                     15,176,875

                                               SHARES
                                          OR PRINCIPAL
DESCRIPTION                                     AMOUNT                VALUE
-------------------------------------------------------------------------------

0.20  HEALTH CARE RELATED
      FHP International,  Sr Notes
       7.000%,  9/15/2003                 $   6,450,000             $ 6,771,751
      US Surgical, Sr Notes,
       7.250%, 3/15/2008                  $   3,000,000               3,249,792
===============================================================================
                                                                     10,021,543
0.05  HOUSEHOLD PRODUCTS
      Home Products International, Sr
       Sub Notes 9.625%, 5/15/2008        $   2,500,000               2,450,000
===============================================================================
1.22  INSURANCE
      Aetna Services, Gtd Deb,
       6.970%, 8/15/2036                  $   5,650,000               5,992,649
      Equitable Cos, Sr Notes,
       9.000%,  12/15/2004                $  43,610,000              49,785,217
      Veritas Holdings
       GmbH, Sr Notes 9.625%, 12/15/2003  $   4,068,000               4,068,000
===============================================================================
                                                                     59,845,866
0.08  INVESTMENT BANK/BROKER FIRM
      Lehman Brothers Holdings, Sr Notes
       8.800%, 3/1/2015                   $   3,475,000               3,989,425
===============================================================================
0.16  IRON & STEEL
      National Steel, 1st Mortgage,
       8.375%, 8/1/2006                   $   8,000,000               8,000,000
===============================================================================
0.26  LODGING -- HOTELS
      Hilton Hotels, Sr Notes,
       7.200%, 12/15/2009                 $  13,220,000              12,788,181
===============================================================================
0.14  MACHINERY
      AGCO Corp, Sr Sub Notes,
       8.500%, 3/15/2006                  $   7,100,000               6,887,000
===============================================================================
0.18  METALS MINING
      Glencore Nickel Pty Ltd,
       Sr Secured Notes 9.000%,
       12/1/2014                          $  11,000,000               8,910,000
===============================================================================
0.25  NATURAL GAS
      Consolidated  Natural  Gas, Deb
       6.875%,  10/15/2026                $   5,000,000               5,400,105
      NoRam Energy, Conv Sub Deb
       6.000%, 3/15/2012                  $   7,064,000               6,746,120
===============================================================================
                                                                     12,146,225

2.94  OIL & GAS RELATED
      Atlantic Richfield, Deb
       10.875%, 7/15/2005                 $   9,030,000              11,523,074
       9.875%, 3/1/2016                   $   2,035,000               2,767,121
       9.125%, 8/1/2031                   $   2,757,000               3,689,412
       9.000%, 4/1/2021                   $  23,410,000              30,157,274
       9.000%, 5/1/2031                   $   2,353,000               3,107,261
       8.750%, 3/1/2032                   $   2,326,000               2,997,265
      Belco Oil & Gas, Sr Sub Notes,
       Series B 8.875%, 9/15/2007         $   7,000,000               6,352,500

                                                SHARES
                                          OR PRINCIPAL
DESCRIPTION                                     AMOUNT                VALUE
-------------------------------------------------------------------------------
      Canadian Forest Oil Ltd, Gtd
       Sr Sub Notes  8.750%, 9/15/2007     $   6,910,000           $  6,495,400
      Cliffs Drilling, Gtd Sr Notes
       Series B, 10.250%, 5/15/2003        $   5,000,000              5,275,000
       Series D, 10.250%, 5/15/2003        $   4,060,000              4,283,300
      Coda Energy, Gtd Sr Sub Notes,
       Series B 10.500%, 4/1/2006          $   8,000,000              7,920,000
      DeepTech International, Sr Secured
       Notes 12.000%, 12/15/2000           $  10,110,000             10,817,700
      Energy Corp of America, Sr Sub
       Notes, Series A 9.500%, 5/15/2007   $   9,750,000              9,018,750
      Gulf Canada Resources Ltd, Sr Notes
       8.350%, 8/1/2006                    $   8,750,000              8,531,250
       8.250%, 3/15/2017                   $   5,000,000              4,969,050
      Northern Offshore ASA, Sr Notes(c)
       10.000%, 5/15/2005                  $   5,000,000              2,600,000
      Ocean Energy, Gtd Sr Sub Notes
       9.750%,  10/1/2006                  $  13,716,000             13,990,320
       Series B, 8.875%, 7/15/2007         $   5,000,000              4,850,000
      SEACOR SMIT, Sr Notes, 7.200%,
       9/15/2009                           $   5,000,000              5,137,605
===============================================================================
                                                                    144,482,282

0.29  PAPER & FOREST PRODUCTS
      QUNO Corp, Sr Notes, 9.125%,
       5/15/2005                           $  13,050,000             13,963,500
===============================================================================
0.40  PUBLISHING
      Affiliated Newspaper Investments,
       Sr Discount Step-Up Notes, Zero
       Coupon(b), 7/1/2006                 $  13,900,000             14,317,000
      Quebecor Printing Capital,
       Gtd Deb 6.500%, 8/1/2027            $   5,000,000              5,222,220
===============================================================================
                                                                     19,539,220
0.19  RETAIL
      American Stores, Deb, 7.500%,
       5/1/2037                            $   8,750,000              9,465,609
===============================================================================
0.37  SAVINGS & LOAN
      Sovereign Bancorp, Medium-Term
       Notes 8.000%, 3/15/2003             $   6,500,000              6,889,960
      Western Financial Savings Bank,
       Sub Capital Deb, 8.500%, 7/1/2003   $  14,000,000             11,456,619
===============================================================================
                                                                     18,346,579
0.12  SERVICES
      Loewen Group International, Gtd
       Sr Notes Series 4, 8.250%,
       10/15/2003                          $   6,860,000              5,899,600
===============================================================================
1.14  TELECOMMUNICATIONS -- CELLULAR & WIRELESS
      360 Communications, Notes 6.650%,
       1/15/2008                           $  10,000,000             10,603,189

                                               SHARES
                                          OR PRINCIPAL
DESCRIPTION                                     AMOUNT                VALUE
-------------------------------------------------------------------------------

      Cencall Communications, Sr
       Discount Step-Up Notes,
       Zero Coupon(b), 1/15/2004           $  17,000,000           $ 16,660,000
      Centennial Cellular, Sr Notes
       8.875%, 11/1/2001                   $   3,587,000              3,793,253
      Esat Holdings Ltd, Sr Deferred
       Coupon Step-Up Notes, Series B,
       Zero Coupon(b), 2/1/2007            $   7,850,000              5,181,000
      NEXTEL Communications, Sr Discount
       Step-Up Notes, Zero Coupon(b),
       8/15/2004                           $   5,000,000              4,850,000
      Teligent Inc, Sr Discount Step-Up
       Notes Series B, Zero Coupon(b),
       3/1/2008                            $  14,750,000              7,301,250
      Triton PCS, Sr Sub Discount
       Step-Up Notes Zero Coupon(b),
       5/1/2008                            $  16,300,000              7,620,250
===============================================================================
                                                                     56,008,942
1.27  TELECOMMUNICATIONS -- LONG DISTANCE
      Level 3 Communications
       Sr Discount Step-Up Notes Zero
        Coupon(b)(c), 12/1/2008            $  32,650,000             19,018,625
       Sr Notes,  9.125%,  5/1/2008        $   9,950,000              9,825,625
      Qwest  Communications
       International Sr Notes(c), 7.250%,
       11/1/2008                           $  12,950,000             13,209,000
      RSL Communications PLC Ltd
       Sr Discount Step-Up Notes Zero
        Coupon(b), 3/1/2008                $  11,500,000              6,583,750
       Sr Notes, 9.125%, 3/1/2008          $  15,000,000             13,800,000
===============================================================================
                                                                     62,437,000
1.59  TELEPHONE
      Centel Capital,  Deb, 9.000%,
       10/15/2019                          $   5,000,000              6,265,784
      Citizens Utilities, Deb,
       7.000%,  11/1/2025                  $   4,950,000              5,196,718
      Intermedia Communications,
       Sr Notes Series B, 8.500%,
       1/15/2008                           $  10,000,000              9,500,000
      McLeodUSA Inc Sr Discount
       Step-Up Notes Zero Coupon(b),
        3/1/2007                           $   3,600,000              2,718,000
       Sr Notes(c), 9.500%, 11/1/2008      $   2,750,000              2,915,000
       Sr Notes, 9.250%, 7/15/2007         $   6,250,000              6,531,250
      MetroNet Communications
       Sr Discount Step-Up Notes
        Zero Coupon(b), 11/1/2007          $   8,250,000              5,403,750
        Zero Coupon(b), 6/15/2008          $   7,750,000              4,746,875
       Sr Notes, 12.000%, 8/15/2007        $   7,775,000              8,630,250

                                               SHARES
                                          OR PRINCIPAL
DESCRIPTION                                     AMOUNT                VALUE
-------------------------------------------------------------------------------

      NEXTLINK Communications
       Sr Discount Step-Up Notes Zero
        Coupon(b), 4/15/2008               $   5,500,000           $  3,135,000
       Sr Notes, 9.625%, 10/1/2007         $   5,425,000              5,180,875
      NEXTLINK Communications
       LLC/NEXTLINK Capital, Sr Notes,
       12.500%, 4/15/2006                  $   3,750,000              4,050,000
      RCN Corp, Sr Discount Step-Up Notes
       Series B, Zero Coupon(b),
        2/15/2008                          $  21,600,000             11,772,000
       Zero Coupon(b), 7/1/2008            $   3,800,000              2,071,000
===============================================================================
                                                                     78,116,502
0.13  TEXTILE -- APPAREL MANUFACTURING
      Haynes International, Sr Notes
       11.625%, 9/1/2004                   $   7,075,000              6,155,250
===============================================================================
       TOTAL CORPORATE BONDS (Cost $901,372,171)                    882,363,727
===============================================================================
      TOTAL FIXED INCOME SECURITIES (Cost $993,410,823)             977,046,874
===============================================================================
3.60  SHORT-TERM INVESTMENTS
3.38  COMMERCIAL PAPER
0.67  AUTOMOBILES
      General Motors Acceptance, 4.960%,
       1/7/1999                            $   32,807,000            32,807,000
===============================================================================
0.65  CONSUMER FINANCE
      American Express Credit, 5.750%,
       1/4/1999                            $   31,796,000            31,796,000
===============================================================================
0.59  FINANCIAL
      Heller Financial, 6.150%, 1/5/1999   $   29,261,000            29,261,000
===============================================================================
0.87  INSURANCE
      CIGNA Corp, 6.000%, 1/4/1999         $   42,913,000            42,913,000
===============================================================================
0.60  RETAIL
      Sears Roebuck Acceptance, 6.000%,
       1/5/1999                            $   29,261,000            29,261,000
===============================================================================
       TOTAL COMMERCIAL PAPER (Cost $166,038,000)                   166,038,000
===============================================================================
0.22  REPURCHASE AGREEMENTS
      Repurchase Agreement with State
       Street dated 12/31/1998 due
       1/4/1999 at 4.850%, repurchased
       at $10,744,787 (Collateralized by
       US Treasury Bills, Discount Note
       due 12/9/1999, value $10,935,081)
       (Cost $10,739,000)                  $   10,739,000            10,739,000
===============================================================================
       TOTAL SHORT-TERM INVESTMENTS (Cost $176,777,000)             176,777,000
===============================================================================
100.00 TOTAL INVESTMENT SECURITIES AT VALUE
      (Cost $3,498,261,512)
      (Cost for Income Tax Purposes
       $3,498,261,981)                                          $ 4,909,385,477
===============================================================================

 (a) Security is non-income producing.

 (b) Step-up bonds are obligations which increase the interest payment rate at a specified point in time. Rate shown reflects current rate which may step up at a future date.

 (c) Securities are acquired pursuant to Rule 144A. The Fund deems such securities to be "liquid" since an institutional market exists.

 See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
INVESCO Industrial Income Fund, Inc.
December 31, 1998
UNAUDITED

ASSETS
Investment Securities at Value (Cost $3,498,261,512)(a)       $   4,909,385,477
Cash                                                                        117
Receivables:
 Fund Shares Sold                                                     5,266,004
 Dividends and Interest                                              19,096,618
Prepaid Expenses                                                        327,297
===============================================================================
TOTAL ASSETS                                                      4,934,075,513
===============================================================================
LIABILITIES
Payables:
 Distributions to Shareholders                                            3,751
 Fund Shares Repurchased                                             30,790,245
Accrued Distribution Expenses                                         1,032,247
Accrued Expenses                                                        316,102
===============================================================================
TOTAL LIABILITIES                                                    32,142,345
===============================================================================
Net Assets at Value                                             $ 4,901,933,168
===============================================================================
NET ASSETS
Paid-in Capital(b)                                              $ 3,412,366,737
Accumulated Undistributed Net Investment Income                       2,139,837
Accumulated Undistributed Net Realized Gain on Investment
 Securities and Foreign Currency Transactions                        76,302,629
Net Appreciation of Investment Securities and Foreign
 Currency Transactions                                            1,411,123,965
===============================================================================
Net Assets at Value                                             $ 4,901,933,168
===============================================================================
Net Asset Value, Offering and Redemption Price per Share        $         15.06
===============================================================================

(a) Investment securities at cost and value at December 31, 1998 include a repurchase agreement of $10,739,000.

(b) The Fund has one billion authorized shares of common stock, par value of $1.00 per share, of which 325,524,553 were outstanding at December 31, 1998.

 See Notes to Financial Statements

STATEMENT OF OPERATIONS
INVESCO Industrial Income Fund, Inc.
Six Months Ended December 31, 1998
UNAUDITED

INVESTMENT INCOME
INCOME
Dividends                                                       $   34,338,684
Interest                                                            43,857,509
 Foreign Taxes Withheld                                               (146,151)
===============================================================================
   TOTAL INCOME                                                     78,050,042
===============================================================================
EXPENSES
Investment Advisory Fees                                            11,379,885
Distribution Expenses                                                6,001,811
Transfer Agent Fees                                                  3,174,679
Administrative Fees                                                    365,108
Custodian Fees and Expenses                                            261,268
Directors' Fees and Expenses                                           140,134
Professional Fees and Expenses                                         110,976
Registration Fees and Expenses                                          48,326
Reports to Shareholders                                                249,974
Other Expenses                                                         112,587
===============================================================================
   TOTAL EXPENSES                                                   21,844,748
   Fees and Expenses Absorbed by Investment Adviser                     (2,384)
   Fees and Expenses Paid Indirectly                                  (261,171)
===============================================================================
    NET EXPENSES                                                    21,581,193
===============================================================================
NET INVESTMENT INCOME                                               56,468,849
===============================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENT  SECURITIES
Net Realized Gain on Investment Securities and Foreign
 Currency Transactions                                             135,585,727
Change in Net Appreciation of Investment Securities and
 Foreign Currency Transactions                                     (14,084,258)
===============================================================================
NET GAIN ON INVESTMENT SECURITIES AND
 FOREIGN CURRENCY TRANSACTIONS                                     121,501,469
===============================================================================
Net Increase in Net Assets from Operations                    $    177,970,318
===============================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS
INVESCO Industrial Income Fund, Inc.

                                                  Six Months               Year
                                                       Ended              Ended
                                                 December 31            June 30
  -----------------------------------------------------------------------------
                                                        1998               1998
                                                   UNAUDITED
OPERATIONS
Net Investment Income                          $  56,468,849     $  115,423,537
Net Realized Gain on Investment Securities
 and Foreign Currency Transactions               135,585,727        563,837,730
Change in Net Appreciation of Investment
 Securities and Foreign Currency
 Transactions                                    (14,084,258)       232,218,236
===============================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS       177,970,318        911,479,503
===============================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                            (55,561,561)      (115,239,239)
In Excess of Net Investment Income                         0            (34,577)
Net Realized Gain on Investment Securities
 and Foreign Currency Transactions              (451,700,393)      (487,553,284)
===============================================================================
TOTAL DISTRIBUTIONS                             (507,261,954)      (602,827,100)
===============================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                    293,760,017        796,227,427
Reinvestment of Distributions                    476,889,992        566,171,643
===============================================================================
                                                 770,650,009      1,362,399,070
Amounts Paid for Repurchases of Shares          (620,159,831)    (1,164,991,454)
===============================================================================
NET INCREASE IN NET ASSETS
 FROM FUND SHARE TRANSACTIONS                    150,490,178        197,407,616
===============================================================================
Total Increase (Decrease) in Net Assets         (178,801,458)       506,060,019
NET ASSETS
Beginning of Period                            5,080,734,626      4,574,674,607
===============================================================================
End of Period  (Including  Accumulated
 Undistributed  Net Investment Income of
 $2,139,837 and $1,232,549, respectively)     $4,901,933,168    $ 5,080,734,626
===============================================================================
          -----------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                       19,138,925         49,736,211
Shares Issued from Reinvestment of
 Distributions                                    32,775,211         38,238,701
===============================================================================
                                                  51,914,136         87,974,912
Shares Repurchased                               (40,318,289)       (72,818,140)
===============================================================================
Net Increase in Fund Shares                       11,595,847         15,156,772
===============================================================================

See Notes to Financial Statements

Notes to financial statements - INVESCO Industrial
Income Fund, Inc.

Unaudited
-------------------------------------------------------------------------------

NOTE 1 -- Organization And Significant Accounting Policies. INVESCO Industrial Income Fund, Inc. (the "Fund"), is incorporated in Maryland. The Fund is an equity income fund that seeks the best possible current income. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.

Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Fund's board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. Repurchase Agreements -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

C.  Security   Transactions  And  Related  Investment  Income  --  Security
transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Discounts and premiums on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to investments in foreign issuers located in a specific country. Such investments may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Investments in securities of governmental agencies may only be guaranteed by the respective agency's limited authority to borrow from the U.S. Government and may not be guaranteed by the full faith and credit of the U.S. Government.

D. Federal And State Taxes -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes.

To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E.  Dividends  And   Distributions   To   Shareholders   --  Dividends  and
distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, market discounts, amortized premiums, foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

F. Expenses -- Under an agreement between the Fund and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Custodian Fees and Expenses are reduced by credits earned by the Fund from security brokerage transactions under a broker/service arrangement. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- Investment  Advisory And Other  Agreements.  INVESCO Funds Group,
Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of the Fund's average net assets as follows:

                           AVERAGE NET ASSETS
-------------------------------------------------------------------------------
     $0    $350 to   $700 Million   $2 Billion  $4 Billion   $5 Billion    Over
   $350       $700          to $2        to $4       to $5        to $6      $6
Million    Million        Billion      Billion     Billion      Billion Billion
--------------------------------------------------------------------------------
  0.60%      0.55%           0.50%       0.45%       0.40%      0.375%*   0.35%*

*Efffective May 15, 1997, IFG voluntarily agreed to waive the portion of its fee which exceeds 0.40% of average net assets in excess of $5 billion. Such waiver may be discontinued in the future.

A plan of distribution pursuant to Rule 12b-1 of the Act provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. ("IDI" or the "Distributor"), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the six months ended December 31, 1998, the Fund paid the Distributor $6,007,687 under the plan of distribution.

IFG receives a transfer agent fee at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Agreement, the Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.

NOTE 3-- Purchases And Sales Of Investment Securities. For the six months ended December 31, 1998, the aggregate cost of purchases and proceeds from sales
of  investment   securities   (excluding  all  U.S.  Government  securities  and
short-term securities) were $915,736,759 and $1,078,273,835, respectively.

For the six months ended December 31, 1998, the aggregate cost of purchases and proceeds from sales of U.S. Government securities were $28,281,406 and $52,962,964, respectively.

NOTE 4 -- Appreciation And Depreciation. At December 31, 1998, the gross appreciation of securities in which there was an excess of value over tax cost amounted to $1,520,829,313 and the gross depreciation of securities in which there was an excess of tax cost over value amounted to $109,705,817, resulting in net appreciation of $1,411,123,496.

NOTE 5 -- Transactions With Affiliates. Certain of the Fund's officers and directors are also officers and directors of IFG or IDI.

The Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the annual meeting fee.

Pension expenses for the six months ended December 31, 1998, included in Directors' Fees and Expenses in the Statement of Operations were $60,747. Unfunded accrued pension costs of $229,412 and pension liability of $552,573 are included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities.

The independent directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts are being invested in the shares of certain of the INVESCO and Treasurer's Series Trust Funds.

NOTE 6 -- Line Of Credit. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 5% of the Net Assets at Value of the Fund. The Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At December 31, 1998, there were no such borrowings.

INVESCO Industrial Income Fund, Inc.
(For a Fund Share Outstanding Throughout Each Period)

                                                  SIX MONTHS
                                                       ENDED
                                                 DECEMBER 31       YEAR ENDED JUNE 30
-------------------------------------------------------------------------------
                                                        1998        1998       1997       1996       1995       1994
                                                   UNAUDITED
PER SHARE DATA
Net Asset Value -- Beginning
 of Period                                            $16.18         $15.31     $ 13.21      $ 11.92      $ 11.32      $ 11.53
==============================================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                   0.19           0.38        0.35         0.41         0.42         0.36
Net Gains on Securities
 (Both Realized and Unrealized)                         0.38           2.54        3.05         1.53         1.14         0.02
===============================================================================================================================
Total from Investment Operations                        0.57           2.92        3.40         1.94         1.56          0.38
===============================================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(a)                 0.18           0.38        0.35         0.41         0.42          0.36
In Excess of Net Investment Income                      0.00           0.00        0.00         0.00         0.00          0.11
Distributions from Capital Gains                        1.51           1.67        0.95         0.24         0.54          0.12
===============================================================================================================================
Total Distributions                                     1.69           2.05        1.30         0.65         0.96          0.59
==============================================================================================================================
Net Asset Value -- End of Period                      $15.06         $16.18      $15.31      $ 13.21      $ 11.92       $ 11.32
===============================================================================================================================

TOTAL RETURN                                           4.00%(b)      20.55%      27.33%       16.54%       14.79%        3.24%

RATIOS
Net Assets -- End of Period ($000 Omitted)        $4,901,933     $5,080,735  $4,574,675   $4,170,536   $4,009,609   $3,913,322
Ratio of Expenses to Average Net Assets(c)             0.46%(b)(d)    0.90%(d)    0.95%(d)     0.93%(d)     0.94%        0.92%
Ratio of Net Investment Income to Average
 Net Assets(c)                                         1.19%(b)       2.35%       2.54%        3.17%        3.61%        3.11%
Portfolio Turnover Rate                                  21%(b)         58%         47%          63%          54%          56%

(a)  Distributions  in excess of net investment  income for the year ended June
     30, 1998 aggregated less than $0.01 on a per share basis.
(b) Based on operations for the period shown and, accordingly, are not representative of a full year.
(c) Various expenses of the Fund were voluntarily absorbed by IFG for the six months ended December 31, 1998 and for the years ended June 30, 1998, 1997, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.46% (not annualized), 0.90%, 0.98%, 0.96%, 0.97% and 0.95%, respectively, and ratio of net investment income to average net assets would have been 1.19% (not annualized) 2.35%, 2.51%, 3.14%, 3.58% and 3.08%, respectively.
 (d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

THIS PAGE INTENTIONALLY LEFT BLANK


                                 FAMILY OF FUNDS

                                                               Newspaper
Fund Name                     Fund Code  Ticker Symbol         Abbreviation
-------------------------------------------------------------------------------
International
International Blue Chip            09          IIBCX            ItlBlChp
Iternational Growth                49          FSIGX            IntlGr
Emerging Markets                   43              *            *
Asian Growth                       41          IVAGX            AsianGr
Pacific Basin                      54          FPBSX            PcBas
European                           56          FEURX            Europ
European Small Company             37          IVECX            EuroSmCo
Latin American Growth              34          IVSLX            LatinAmGr
-------------------------------------------------------------------------------
Sector
Energy                             50          FSTEX            Enrgy
Environmental Services             59          FSEVX            Envirn
Financial Services                 57          FSFSX            FinSvc
Gold                               51          FGLDX            Gold
Health Sciences                    52          FHLSX            HlthSc
Leisure                            53          FLISX            Leisur
Realty                             42          IVSRX            Realty
Technology-Class II                55          FTCHX            Tech
Utilities                          58          FSTUX            Util
Worldwide Capital Goods            38          ISWGX            WldCap
Worldwide Communications           39          ISWCX            WldCom
-------------------------------------------------------------------------------
Stock
Growth & Income                    21          IVGIX            Gro&Inc
INVESCO Endeavor                   61          IVENX            Endeavor
Blue Chip Growth                   10          FLRFX            Grwth
Dynamics                           20          FIDYX            Dynm
Small Company Growth               60          FIEGX            SmCoGth
Value Equity                       46          FSEQX            ValEq
Small Company Value                74          IDSCX            SmCoVal
S&P 500 Index Fund Class II        23          ISPIX            SP500II
-------------------------------------------------------------------------------
Combination
Industrial Income                  15          FIIIX            IndInc
Multi-Asset Allocation             70          IMAAX            MulAstAl
Total Return                       48          FSFLX            TotRtn
Balanced                           71          IMABX            Bal
-------------------------------------------------------------------------------
Bond
Short-Term Bond                    33          INIBX            ShTrBd
Intermediate Government Bond       47          FIGBX            IntGov
U.S. Government Securities         32          FBDGX            USGvt
Select Income                      30          FBDSX            SelInc
High Yield                         31          FHYPX            HiYld
-------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond         36          IVTIX            *
Tax-Free Long-Term Bond            35          FTIFX            TxFre
-------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund         44          FUGXX            InvGvtMF
Cash Reserves                      25          FDSXX            InvCshR
Tax-Free Money Fund                40          FFRXX            InvTaxFree

*Not yet available

For more information, including management fees, expenses and risks, please call or write for a free prospectus. Read it carefully before you invest or send money.


INVESCO

YOU SHOULD
KNOW WHAT
INVESCO KNOWS

We're easy to stay in touch with:

Investor Services:  1-800-525-8085
PAL(R), your Personal Account Line:  1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street
Denver Tech Center, 7800 East Union Avenue, Lobby Level

INVESCO Distributors, Inc. (SM), Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.


